Exhibit 99.1

Impinj Announces Fourth Quarter and Full Year 2017 Financial Results

SEATTLE, WA, Feb. 15, 2018 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the fourth quarter and full year ended Dec. 31, 2017. Revenue in the fourth quarter of 2017 was $26.9 million, less than the $29.0 to $30.0 million range shared in the February 1 preliminary announcement. The decrease is due to Impinj agreeing to a partner’s request for a one-time product exchange after the preliminary revenue estimates were previously announced, requiring an accounting reserve in the fourth quarter of 2017. Impinj expects to recognize the revenue in the first quarter of 2018 when the exchange is completed. As a result, Impinj is increasing the revenue outlook for the first quarter of 2018 by $3.25 million, to between $23.25 and $25.25 million.

“Our fourth quarter revenue included strong fixed-reader unit-volume growth of 42% year-over-year,” said Chris Diorio, Impinj co-founder and CEO. “As we announced earlier this month, we anticipate softness in our first-quarter 2018 endpoint IC volumes and revenue due to shortened lead times contributing to a reduction in our order backlog, as well as ongoing reductions in inlay-partner inventory,” Diorio continued. “We remain confident in our market opportunity, position, and in our vision of identifying, locating and authenticating every item in our everyday world, and connecting every one of those items to the cloud.”

Fourth Quarter 2017 Financial Summary

•	Revenue declined 20% year-over-year to $26.9 million

•	GAAP gross margin of 48.4%; non-GAAP gross margin of 50.5%

•	GAAP net loss of $9.3 million, or loss of $0.45 per basic and diluted share using 20.9 million shares

•	Adjusted EBITDA loss of $5.8 million

•	Non-GAAP net loss of $5.9 million, or loss of $0.28 per diluted share using 20.9 million shares

Full Year 2017 Financial Summary

•	Revenue grew 12% year-over-year to $125.3 million

•	GAAP gross margin of 51.8%; non-GAAP gross margin of 53.4%

•	GAAP net loss of $17.3 million, or a loss of $0.84 per basic and diluted share using 20.7 million shares

•	Adjusted EBITDA loss of $5.6 million

•	Non-GAAP net loss of $6.1 million, or loss of $0.29 per diluted share using 20.7 million shares

A reconciliation between historical GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” section below.

First Quarter 2018 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2018 (in millions, except per share data):

Three Months Ended March 31,
2018
Revenue	$23.25 to $25.25
GAAP Net income (loss)	$(15.5) to $(14.0)
Adjusted EBITDA	$(7.5) to $(6.0)
Non-GAAP net income (loss)	$(8.9) to $(7.4)
GAAP Weighted-average shares outstanding — basic and diluted	21.0 to 21.4
GAAP Net income (loss) per share — basic and diluted	$(0.74) to $(0.65)
Non-GAAP Weighted-average shares outstanding — basic and diluted	21.0 to 21.4
Non-GAAP Net income (loss) per share — basic and diluted	$(0.42) to $(0.35)

Impinj has reconciled guidance provided as non-GAAP measures to their most directly comparable GAAP measures in the tables provided below.

Conference Call Information

Impinj will host a conference call and webcast today, Feb. 15, 2018 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to discuss the company’s fourth quarter and full year 2017 results as well as its outlook for its first quarter of 2018. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on the company’s website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10115853.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on the company’s website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the first quarter of 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which we have prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that not considered to be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned “Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures” included at the end of this release.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

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Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Gaylene Meyer

Sr. Director Communications

gmeyer@impinj.com

+1-206-812-9816

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$19,285	$33,636
Short-term investments	38,831	66,905
Accounts receivable, net	22,244	17,447
Inventory	47,083	27,734
Prepaid expenses and other current assets	2,359	3,004

Total current assets	129,802	148,726

Property and equipment, net	18,110	14,929
Other non-current assets	241	—
Goodwill and other intangible assets, net	3,881	3,881

Total assets	$152,034	$167,536

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$4,666	$7,166
Accrued compensation and employee related benefits	5,729	7,647
Accrued liabilities	3,162	6,098
Current portion of long-term debt	4,088	2,589
Current portion of capital lease obligations	936	1,130
Current portion of deferred rent	628	306
Current portion of deferred revenue	714	445

Total current liabilities	19,923	25,381
Long-term debt, net of current portion	5,500	9,676
Capital lease obligations, net of current portion	745	1,698
Long-term liabilities — other	532	770
Deferred rent, net of current portion	5,891	5,022
Deferred revenue, net of current portion	501	966

Total liabilities	33,092	43,513

Stockholders’ equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at December 31, 2017 and December 31, 2016	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 20,973 and 20,336 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	21	20
Additional paid-in capital	323,482	311,216
Accumulated other comprehensive income (loss)	(36)	(10)
Accumulated deficit	(204,525)	(187,203)

Total stockholders’ equity	118,942	124,023

Total liabilities and stockholders’ equity	$152,034	$167,536

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue	$26,863	$33,655	$125,300	$112,287
Cost of revenue	13,854	15,267	60,359	52,834

Gross profit	13,009	18,388	64,941	59,453
Operating expenses:
Research and development	8,912	7,403	32,220	25,185
Sales and marketing	9,092	6,428	31,579	22,330
General and administrative	4,529	4,212	18,161	12,426

Total operating expenses	22,533	18,043	81,960	59,941

Income (loss) from operations	(9,524)	345	(17,019)	(488)
Interest income (expense) and other income (expense), net:
Interest expense	(4)	(311)	(908)	(1,633)
Interest income and other income (expense), net	(55)	139	508	616

Total interest income (expense) and other, net	(59)	(172)	(400)	(1,017)

Income (loss) before tax expense	(9,583)	173	(17,419)	(1,505)
Income tax benefit (expense)	249	(70)	97	(168)

Net income (loss)	$(9,334)	$103	$(17,322)	$(1,673)

Less: Accretion of preferred stock	—	—	—	(6,258)

Net income (loss) attributable to common stockholders	$(9,334)	$103	$(17,322)	$(7,931)

Net income (loss) per share attributable to common stockholders:
Basic	$(0.45)	$0.01	$(0.84)	$(0.74)
Diluted	$(0.45)	$0.01	$(0.84)	$(0.74)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	20,907	19,078	20,680	10,778
Diluted	20,907	20,667	20,680	10,778

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Net income (loss)	$(9,334)	$103	$(17,322)	$(1,673)
Other comprehensive income (loss):
Unrealized gains (losses) on investments	(19)	(10)	(26)	(10)

Total other comprehensive income (loss)	(19)	(10)	(26)	(10)

Comprehensive income (loss)	$(9,353)	$93	$(17,348)	$(1,683)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended December 31,
	2017	2016
Operating activities:
Net income (loss)	$(17,322)	$(1,673)
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,950	2,869
Amortization and write-off of debt issuance costs	95	239
Amortization of premium on short-term investments	70	31
Revaluation of warrant liability	—	(559)
Stock-based compensation	7,428	2,765
Changes in operating assets and liabilities:
Accounts receivable	(4,822)	(4,515)
Inventory	(19,349)	(15,897)
Prepaid expenses and other assets	439	(1,759)
Deferred revenue	(196)	17
Deferred rent	1,191	86
Accounts payable	(2,836)	3,883
Accrued compensation and benefits	(1,735)	3,462
Accrued liabilities	(2,799)	1,554

Net cash provided by (used in) operating activities	(35,886)	(9,497)

Investing activities:
Purchases of investments	(49,125)	(67,103)
Proceeds from maturities of investments	77,075	—
Purchases of property and equipment	(6,552)	(3,530)

Net cash provided by (used in) investing activities	21,398	(70,633)

Financing activities:
Proceeds from initial public offering, net of offering costs	—	108,096
Payments on capital lease financing obligations	(1,147)	(1,229)
Payments on term loans	(2,772)	(65,320)
Proceeds from term loans	—	61,436
Proceeds from exercise of stock options and employee stock purchase plan	4,656	600
Proceeds from issuance of preferred stock upon exercise of warrants	—	62
Payments of deferred offering costs	(600)	—

Net cash provided by (used in) financing activities	137	103,645

Net increase (decrease) in cash and cash equivalents	(14,351)	23,515
Cash and cash equivalents:
Beginning of period	33,636	10,121

End of period	$19,285	$33,636

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
GAAP Gross Profit	$13,009	$18,388	$64,941	$59,453
Adjustments:
Depreciation and amortization	465	281	1,738	1,059
Stock-based compensation	86	57	231	96

Non-GAAP Gross Profit	$13,560	$18,726	$66,910	$60,608

GAAP Gross Margin	48.4%	54.6%	51.8%	52.9%
Adjustments:
Depreciation and amortization	1.7%	0.8%	1.4%	0.9%
Stock-based compensation	0.3%	0.2%	0.2%	0.1%

Non-GAAP Gross Margin	50.5%	55.6%	53.4%	53.9%

GAAP Research and development expense	$8,912	$7,403	$32,220	$25,185
Adjustments:
Depreciation and amortization	(369)	(285)	(1,329)	(1,126)
Stock-based compensation	(881)	(567)	(2,431)	(983)

Non-GAAP Research and development expense	$7,662	$6,551	$28,460	$23,076

GAAP Sales and marketing expense	$9,092	$6,428	$31,579	$22,330
Adjustments:
Depreciation and amortization	(150)	(108)	(523)	(475)
Stock-based compensation	(1,013)	(535)	(3,113)	(1,289)

Non-GAAP Sales and marketing expense	$7,929	$5,785	$27,943	$20,566

GAAP General and administrative expense	$4,529	$4,212	$18,161	$12,426
Adjustments:
Depreciation and amortization	(98)	(52)	(360)	(209)
Stock-based compensation	(685)	(189)	(1,653)	(397)

Non-GAAP General and administrative expense	$3,746	$3,971	$16,148	$11,820

GAAP Total operating expense	$22,533	$18,043	$81,960	$59,941
Adjustments:
Depreciation and amortization	(617)	(445)	(2,212)	(1,810)
Stock-based compensation	(2,579)	(1,291)	(7,197)	(2,669)

Non-GAAP Total operating expense	$19,337	$16,307	$72,551	$55,462

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
GAAP Interest income (expense) and other income (expense), net	$(59)	$(172)	$(400)	$(1,017)
Adjustments:
Non-cash interest expense	23	19	95	130
Change in the fair value of preferred stock warrant liability	—	—	—	(559)
Write-off of unamortized debt issuance costs	—	—	—	109

Non-GAAP Interest income (expense) and other income (expense), net	$(36)	$(153)	$(305)	$(1,337)

GAAP Income tax benefit (expense)	$249	$(70)	$97	$(168)
Adjustments:
Non-cash income tax benefit (expense)	(297)	23	(231)	91

Non-GAAP Income tax benefit (expense)	$(48)	$(47)	$(134)	$(77)

GAAP Net Income	$(9,334)	$103	$(17,322)	$(1,673)
Adjustments:
Depreciation and amortization	1,082	726	3,950	2,869
Stock-based compensation	2,665	1,348	7,428	2,765
Interest income (expense) and other income (expense), net	59	172	400	1,017
Income tax benefit (expense)	(249)	70	(97)	168

Adjusted EBITDA	$(5,777)	$2,419	$(5,641)	$5,146

GAAP Net Income	$(9,334)	$103	$(17,322)	$(1,673)
Adjustments:
Depreciation and amortization	1,082	726	3,950	2,869
Stock-based compensation	2,665	1,348	7,428	2,765
Non-cash interest expense	23	19	95	130
Change in the fair value of preferred stock warrant liability	—	—	—	(559)
Write-off of unamortized debt issuance costs	—	—	—	109
Non-cash income tax benefit (expense)	(297)	23	(231)	91

Non-GAAP Net income	$(5,861)	$2,219	$(6,080)	$3,732

Non-GAAP Net income per share:
Basic	$(0.28)	$0.12	$(0.29)	$0.24
Diluted	$(0.28)	$0.11	$(0.29)	$0.22

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic	20,907	19,078	20,680	10,778
Adjustments:
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	—	—	4,685

Weighted-average shares used to compute non-GAAP net income per share — basic	20,907	19,078	20,680	15,463

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — diluted	20,907	20,667	20,680	10,778
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	—	—	4,685
Adjustments:
Effects of dilutive securities
Warrants to purchase common stock	—	—	—	9
Warrants to purchase mandatorily redeemable convertible preferred stock	—	—	—	19
Unvested shares of common stock subject to repurchase	—	—	—	118
Stock awards	—	—	—	1,150

Weighted-average shares used to compute non-GAAP net income per share — diluted	20,907	20,667	20,680	16,759

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended March 31,
2018
GAAP Net income (loss)	$(14,700)
Adjustments:
Forecasted Depreciation and amortization	1,100
Forecasted Stock-based compensation	2,700
Forecasted Interest income (expense) and other income (expense), net	75
Forecasted Income tax expense	75
Forecasted Restructuring costs	4,000

Adjusted EBITDA	$(6,750)

GAAP Net income (loss)	$(14,700)
Adjustments:
Forecasted Depreciation and amortization	1,100
Forecasted Stock-based compensation	2,700
Forecasted Non-cash interest expense	25
Forecasted Non-cash income tax expense	25
Forecasted Non-cash restructuring costs	2,700

Non-GAAP Net income (loss)	$(8,150)

Non-GAAP Net income per share — basic and diluted	$(0.38)

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic and diluted	21,200
Effects of dilutive securities
Forecasted Unvested shares of common stock subject to repurchase	—
Forecasted Stock awards	—

Weighted-average shares used to compute non-GAAP net income per share — basic and diluted	21,200